INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

8.                  INTANGIBLE ASSETS, NET

The following tables present details of the Company’s intangibles assets (in millions):

	Gross
	Carrying	Accumulated
As of December 31, 2011	Amount	Amortization	Net
Acquired technical know-how	$2.3	$(1.9)	$0.4
Acquired technology	9.1	(9.0)	0.1
Acquired customer relationships	35.6	(20.1)	15.5
Other intangible assets	9.8	(8.7)	1.1
Total intangibles assets subject to amortization	56.8	(39.7)	17.1
Trade name	5.9	—	5.9
Total intangible assets, net	$62.7	$(39.7)	$23.0

	Gross
	Carrying	Accumulated
As of December 31, 2010	Amount	Amortization	Net

Acquired technical know-how	$2.3	$(1.8)	$0.5
Acquired technology	41.2	(7.2)	34.0
Acquired customer relationships	33.8	(14.0)	19.8
Other intangible assets	9.7	(2.2)	7.5
Total intangible assets subject to amortization	87.0	(25.2)	61.8
Trade name	94.2	—	94.2
Total intangible assets, net	$181.2	$(25.2)	$156.0

Amortization expense for the years ended December 31, 2009, 2010 and 2011 were $8.2 million, $7.4 million and $13.4 million, respectively.

For each of the next five years, annual amortization expenses of the above intangible assets will be approximately $5.2 million, $3.5  million, $1.7 million, $1.4 million and $5.2 million for the years ended December 31, 2012, 2013, 2014, 2015 and 2016, respectively.

Most of the Company’s intangible assets, except for intangible assets determined to have indefinite lives and technology related to roof-top PV panels as mentioned in the following paragraph, are part of the asset group that was subject to the impairment test as described in Note 7 “Property, Plant and Equipment, net,” in the third quarter of 2011.

In the third quarter of 2011, the Company determined that the technology related to roof-top PV panels was obsolete and ceased production. The Company will cease sales of such products once the existing inventory has been sold. As a result of the obsolescence of the technology, the entire carrying value of $33.8 million was impaired.

The Company has two indefinite-lived intangible assets, the MSK trade name, which is the product brand marketed in Japan, and the KTL trade name, which is the brand under which the equipment manufactured for the printed circuit board industry are marketed. These two indefinite-lived intangible are not operated as a single asset and are therefore separable from one another.  Accordingly, the Company tested each of the assets for impairment individually. The Company estimated the fair value of the MSK and KTL trade names using discounted cash flows under the income approach.  Use of the income approach requires significant management judgment and estimates, including key assumptions used in forecasts of future operating results, discount rates, and expected future growth rates. In regard to the MSK trade name, as the Company is now focusing on the promotion of its own brand through its MSK subsidiary in Japan, sales of products under the MSK trade name declined 2011 and the Company is forecasting a continued decline as the market becomes more focused on cost rather than premium product differentiation, which is how the MSK brand is positioned. As a result of its analysis, the Company recorded an impairment charge of $91.9 million related to the MSK trade name. In regard to the KTL trade name, the Company continues to manufacture equipment for the printed circuit board industry and generates external revenue, which accounts for less than 2% of the Company’s total sales. The Company did not impair the KTL trade name as its fair value exceeded its carrying amount.

No impairment charges were recognized during the years ended December 31, 2009 and 2010.